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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported): August 17, 2000
                                (August 2, 2000)


                               booktech.com, inc.
             (Exact name of registrant as specified in its charter)


        Nevada                    000-26903                 88-0409153
    (State or other        (Commission File Number)        (IRS Employer
    jurisdiction of                                     Identification No.)
    incorporation)

          42 Cummings Park
       Woburn, Massachusetts                                  01801
(Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (781) 933-5400


             (Former name or address, if changed since last report)



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Item 2. Acquisition or Disposition of Assets.

      On August 2, 2000, booktech.com, inc. (the "Company"), pursuant to the terms of an Asset Purchase Agreement, dated as of August 2, 2000 (the "Agreement"), by and between the Company and Copytron, Inc. ("Copytron") (each of Copytron's shareholders signed the Agreement in connection with certain of its provisions), purchased the Copytron customer list (the "Assets").

      Pursuant to the terms of the Agreement, the purchase price for the Assets was $1,300,000, payable in a combination of cash and shares of the Company's restricted common stock. The purchase price includes an earn-out of restricted common stock in an amount up to $300,000, payable in two tranches on August 2, 2001 and August 1, 2002. The amount of the earn-out is subject to certain conditions relating to revenue goals. In accordance with the Agreement, the Company also entered into a consulting agreement with John Adams III, a shareholder and former Managing Director of Copytron.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired

            As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report must be filed.

      (b) Pro Forma Financial Information

            As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date this Current Report must be filed.

      (c) Exhibits

            Exhibit No.       Description of Exhibit
            -----------       ----------------------

            10.1 Asset Purchase Agreement, dated as of August 2, 2000, by and between booktech.com, inc. and Copytron, Inc.

            99.1              Press Release dated August 3, 2000


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    booktech.com, inc.
                                    (Registrant)

Date: August 17, 2000               By:  /s/  Morris A. Shepard
                                         ---------------------------------------
                                    Name:  Morris A. Shepard
                                    Title: President and Chief Executive Officer